SUMMARY PROSPECTUS August 28, 2010

MFS® Limited Maturity Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated August 28, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital preservation.

CLASS	TICKER SYMBOL
Class A	MQLFX
Class B	MQLBX
Class C	MQLCX
Class I	MQLIX
Class 529A	EALMX
Class 529B	EBLMX
Class 529C	ELDCX
Class R1	MQLGX
Class R2	MLMRX
Class R3	MQLHX
Class R4	MQLJX

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%		2.50%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.32%	0.32%	0.32%	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	0.87%	1.62%	1.62%	0.62%	0.97%	1.72%	1.72%	1.62%	1.12%	0.87%	0.62%
Fee Reductions and/or Expense Reimbursements[1]	(0.10)%	(0.09)%	0.00%	0.00%	(0.10)%	(0.09)%	0.00%	0.00%	(0.10)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.77%	1.53%	1.62%	0.62%	0.87%	1.63%	1.72%	1.62%	1.02%	0.87%	0.62%

#	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee and the Class 529A service fee to 0.15% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2011. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to a Class B and Class 529B service fee of 0.25% of the fund’s average daily net assets annually. On assets attributable to all other Class B and Class 529B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B and Class 529B service fee to 0.15% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2011. Also, MFD has agreed in writing to waive the Class R2 distribution fee to 0.15% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2011.

MQL-SUM-082810

MFS Limited Maturity Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$327	$511	$711	$1,287
Class B Shares assuming redemption at end of period	$556	$802	$1,073	$1,714
no redemption	$156	$502	$873	$1,714
Class C Shares assuming redemption at end of period	$265	$511	$881	$1,922
no redemption	$165	$511	$881	$1,922
Class I Shares	$63	$199	$346	$774
Class 529A Shares	$337	$542	$763	$1,401
Class 529B Shares assuming redemption at end of period	$566	$833	$1,125	$1,824
no redemption	$166	$533	$925	$1,824
Class 529C Shares Assuming redemption at end of period	$275	$542	$933	$2,030
no redemption	$175	$542	$933	$2,030
Class R1 Shares	$165	$511	$881	$1,922
Class R2 Shares	$104	$346	$607	$1,354
Class R3 Shares	$89	$278	$482	$1,073
Class R4 Shares	$63	$199	$346	$774

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in debt instruments.

Debt instruments include corporate bonds, U.S. Government securities, collateralized instruments, municipal instruments, inflation-adjusted bonds, and other obligations to repay money borrowed.

The fund’s dollar-weighted average effective maturity will normally not exceed five years.

MFS generally invests substantially all of the fund’s assets in investment grade debt instruments.

MFS may invest the fund’s assets in U.S. dollar-denominated foreign securities.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

MFS Limited Maturity Fund

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the 6-month period ended June 30, 2010 was 2.34%. During the period(s) shown in the bar chart, the highest quarterly return was 4.42% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (3.02)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	6.45%	2.21%	3.49%
C Shares	9.32%	2.47%	3.25%
I Shares	11.44%	3.49%	4.27%
529A Shares	8.34%	2.50%	3.54%
529B Shares	6.35%	2.01%	3.23%
529C Shares	9.21%	2.27%	3.04%
R1 Shares	10.34%	2.37%	3.04%
R2 Shares	10.97%	2.94%	3.70%
R3 Shares	11.14%	3.10%	3.82%
R4 Shares	11.59%	3.42%	4.14%
A Shares	8.47%	2.79%	3.85%
Returns After Taxes on Distributions
A Shares	6.85%	1.17%	2.02%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	5.46%	1.42%	2.17%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	3.83%	4.32%	4.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
James J. Calmas	1998	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Class I, Class R1, Class R2, Class R3, Class R4	None	None

Class 529A, Class 529B, Class 529C	$250	None

MFS Limited Maturity Fund

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.